Supplement Dated October 27, 2023
to the Prospectus Dated May 1, 2016 for
Symetra True Variable Annuity®

Issued By: Symetra Life Insurance Company

Effective November 1, 2023, the address for Symetra Life Insurance Company will be changed. Therefore the following changes are made to the Prospectus.

The third sentence under the fourth paragraph on page 1 of the prospectus is replaced with the following:

You may request a free copy of the SAI, a paper copy of this prospectus (if you have received it in an electronic format) or a prospectus for any of the underlying Portfolios, by calling us at 1-800-796-3872, contacting us at our Contract Maintenance Office or Administrative Office, or emailing us at regulatoryreports@symetra.com.

The information under the Section titled “Inquiries” is replaced in its entirety and all references in the prospectus to Contract Maintenance Office and Administrative Office are replaced with the following:

Contract Maintenance Office/Administrative Office: For all written communications, including additional Purchase Payments, general correspondence and other transactional inquiries, please contact us at:

Symetra Life Insurance Company
PO Box 674423
Houston, TX 77267-4423

We will not deem correspondence, including transactional inquiries and Purchase Payments, sent to any other address as received by us until they are picked up at the address listed above and delivered to our processing office.

For overnight mail:
Symetra Life Insurance Company
14710 John F Kennedy Blvd, Suite 140
Houston, TX 77032-3725

By Phone: 1-800-796-3872

On the Internet: www.symetra.com
www.symetra.com/regulatoryreports

Email: regulatoryreports@symetra.com

The Return Card for a Statement of Additional information found at the end of the prospectus is replaced with the following:

If you would like a free copy of the Statement of Additional Information dated May 1, 2016, for this prospectus, please call us as 1-800-796-3872, write to us at the Contract Maintenance Office or Administrative Office or send us an email at regulatoryreports@symetra.com.